Exhibit 10.18

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 (this “Amendment”), dated as of October 8, 2007, to and under the Credit Agreement (the “Credit Agreement”) dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent, as amended.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested an amendment to the Credit Agreement and the relevant Security Documents, among other things, to (i) increase the amount of the U.S. Dollar Revolving Credit Facility and (ii) amend the definition of “Obligations” under the relevant Security Documents to reflect an increase in the amount under employee credit card programs that may be secured by the Collateral, in each case, as more fully set forth herein; and

WHEREAS, the Borrowers, the Lenders (other than the Additional U.S. Dollar Lenders signatory to a Commitment Acceptance (as defined below)) signatory to a consent in the form set forth hereto as Exhibit A (an “Acknowledgment and Consent”) and the Administrative Agents have agreed, subject to the conditions herein provided, to amend the Credit Agreement and each relevant Security Document on the terms and subject to the conditions herein provided; and

WHEREAS, (i) the Additional U.S. Dollar Lenders signatory to a Commitment Acceptance in the form set forth hereto as Exhibit B (a “Commitment Acceptance”) have agreed, subject to the conditions herein and therein provided, to become parties to the Credit Agreement and have the rights and obligations of a U.S. Dollar Lender under the Credit Agreement and (ii) each Additional U.S. Dollar Lender, subject to the conditions provided herein and in each Commitment Acceptance delivered hereunder, shall have the Additional U.S. Dollar Revolving Credit Commitment set forth opposite such Additional U.S. Dollar Lender’s name on Schedule 1.1(c)-A to the Credit Agreement, as amended hereby; and

WHEREAS, in contemplation of the pending liquidation of each of Avago Technologies Sensor IP Pte. Ltd. (“Sensor IP”) and Avago Technologies Storage Hungary Vagyonkezelo Kft (“Storage Hungary”), the Company (i) has elected to designate Storage Hungary as an Unrestricted Subsidiary and (ii) wishes to acknowledge that Sensor IP is not a Guarantor under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby.

Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) by deleting the cover page and table of contents in their entirety and inserting in lieu thereof a cover page and table of contents in the form attached hereto as Exhibit C.

(b) by deleting the introductory paragraph in its entirety and inserting in lieu thereof the following:

CREDIT AGREEMENT dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED., a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions that (i) are listed on the signature pages hereto as a “Lender”, (ii) are Additional U.S. Dollar Lenders or (iii) from time to time become parties hereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead

Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent (such term and each other capitalized term used but not defined in this introductory statement having the meaning provided in Section 1), as amended by Amendment No. 1, dated as of December 23, 2005, by Amendment No. 2, Consent and Waiver, dated as of April 19, 2006, and by Amendment No. 3, dated as of October 8, 2007 (the “Third Amendment Effective Date”).

(c) by deleting the fourth WHEREAS clause in its entirety and inserting in lieu thereof the following:

WHEREAS, in connection with the foregoing, Holdings and the Company requested the Lenders to extend credit in the form of (i) Term Loans made available to the Singapore Borrower and the Lux Borrower, in an aggregate principal amount of $725,000,000, (ii) (A) U.S. Dollar Revolving Credit Loans made available to the Singaporean Borrower and the U.S. Borrowers at any time and from time to time after the Closing Date and prior to the earlier of the Third Amendment Effective Date and the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $140,000,000 and (B) U.S. Dollar Revolving Credit Loans made available to the Singaporean Borrower and the U.S. Borrowers at any time and from time to time on and after the Third Amendment Effective Date and prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $265,000,000, in each case, less the aggregate Letters of Credit Outstanding at such time, (iii) Multi-Currency Revolving Credit Loans made available to the Singaporean Borrower and the U.S. Borrowers at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of U.S. Dollar Equivalent of $90,000,000 less the aggregate principal amount of all Multi-Currency Swingline Loans outstanding at such time, and (iv) Malaysian Revolving Credit Loans made available to (A) the Malaysian Borrower at any time and from time to time prior to the earlier of the Malaysian Commitment Conversion Date and the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of U.S. Dollar Equivalent of $20,000,000 less the aggregate principal amount of all Malaysian Swingline Loans outstanding at such time, or (B) the Singaporean Borrower and the U.S. Borrowers at any time after the Malaysian Commitment Conversion Date and prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $20,000,000. The Company has requested the Letter of Credit Issuer to issue Letters of Credit under the U.S. Dollar Revolving Credit Facility at any time and from time to time prior to the L/C Maturity Date, in an aggregate face amount at any time outstanding not in excess of $40,000,000. The Company has requested (a) the Multi-Currency Swingline Lender to extend credit to the Singaporean Borrower and the U.S. Borrowers in the form of Multi-Currency Swingline Loans at any time and from time to time prior to the Swingline Maturity Date, in an aggregate principal amount at any time outstanding not in excess of U.S. Dollar Equivalent of $50,000,000 and (b) the Malaysian Swingline Lender to extend credit to the Malaysian Borrower in the form of Malaysian Swingline Loans at any time and from time to time prior to the earlier of the Malaysian Commitment Conversion Date and the Swingline Maturity Date, in an aggregate principal amount at any time outstanding not in excess of U.S. Dollar Equivalent of $20,000,000;

(d) by inserting the following definitions in Section 1.1 in alphabetical order (which definitions, if applicable, shall replace in their entirety the corresponding definitions in such section and all references thereto):

“Additional U.S. Dollar Lender” shall mean each Lender having an Additional U.S. Dollar Revolving Credit Commitment.

“Additional U.S. Dollar Revolving Credit Commitment” shall mean, with respect to each Additional U.S. Dollar Lender, the amount set forth opposite such Lender’s name on Schedule 1.1(c)-A as such Lender’s “Additional U.S. Dollar Revolving Credit Commitment”. The aggregate amount of the Additional U.S. Dollar Revolving Credit Commitments as of the Third Amendment Effective Date is $125,000,000.

“Adjusted Total U.S. Dollar Revolving Credit Commitment” shall mean at anytime the Total U.S. Dollar Revolving Credit Commitment less the aggregate Revolving Credit Commitments of all Defaulting U.S. Dollar Lenders.

“Initial U.S. Dollar Lender” shall mean each Lender having an Initial U.S. Dollar Revolving Credit Commitment.

“Initial U.S. Dollar Revolving Credit Commitment” shall mean, with respect to each U.S. Dollar Lender that was a U.S. Dollar Lender on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 1.1(c) as such Lender’s “U.S. Dollar Revolving Credit Commitment”. The aggregate amount of the Initial U.S. Dollar Revolving Credit Commitments as of the Closing Date is $140,000,000.

“Third Amendment Effective Date” shall have the meaning provided in the preamble to this Agreement.

“Total U.S. Dollar Revolving Credit Commitments” shall mean, at any time prior to the Third Amendment Effective Date, the sum of the U.S. Dollar Revolving Credit Commitments of all Initial U.S. Dollar Lenders and at any time on or after the Third Amendment Effective Date, the sum of the U.S. Dollar Revolving Credit Commitments of all U.S. Dollar Lenders.

“U.S. Dollar Lender” shall mean each Initial U.S. Dollar Lender and each Additional U.S. Dollar Lender.

“U.S. Dollar Revolving Credit Commitment” shall mean (a) with respect to each U.S. Dollar Lender, the amount set forth opposite such Lender’s name on Schedule 1.1(c)-B as such Lender’s “U.S. Dollar Revolving Credit Commitment” and (b) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender’s “U.S. Dollar Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total U.S. Dollar Revolving Credit Commitment, in each case, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the U.S. Dollar Revolving Credit Commitments as of the Third Amendment Effective Date is $265,000,000.

(e) by deleting Section 2.1(b)(i) in its entirety and inserting in lieu thereof the following:

(i) U.S. Dollar Revolving Credit Commitment. Subject to and upon the terms and conditions herein set forth, each U.S. Dollar Lender severally agrees to make a loan or loans to the Singaporean Borrower or each U.S. Borrower in U.S. Dollars (each a “U.S. Dollar Revolving Credit Loan” and, collectively, the “U.S. Dollar Revolving Credit Loans”), which U.S. Dollar Revolving Credit Loans (A) shall be made (1) by the Initial U.S. Dollar Lenders, at any time and from time to time on and after the Closing Date and prior to the Revolving Credit Maturity Date or (2) by the U.S. Dollar Lenders, at any time and from time to time on and after the Third Amendment Effective Date and prior to the Revolving Credit Maturity Date, (B) may, at the option of the Borrower thereof be incurred and maintained as, and/or converted into, ABR Loans or LIBOR Revolving Credit Loans, provided that all U.S. Dollar Revolving Credit Loans made by each of the U.S. Dollar Lenders pursuant to the same U.S. Dollar Borrowing shall, unless otherwise specifically provided herein, consist entirely of U.S. Dollar Revolving Credit Loans of the same Type, (C) may be repaid and reborrowed in accordance with the provisions hereof, (D) shall not, for any such U.S. Dollar Lender at any time, after giving effect thereto and to the application of the proceeds thereof, result in such Lender’s U.S. Dollar Revolving Credit Exposure at such time exceeding such Lender’s U.S. Dollar Revolving Credit Commitment at such time and (E) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the U.S. Dollar Lenders’ U.S. Dollar Revolving Credit Exposures at such time exceeding the Total U.S. Dollar Revolving Credit Commitment then in effect.

(f) by deleting Section 2.3(b)(i) in its entirety and inserting in lieu thereof the following:

(i) U.S. Dollar Borrowings. Whenever the Singaporean Borrower or any U.S. Borrower desires to incur U.S. Dollar Revolving Credit Loans (other than borrowings to repay Unpaid Drawings), it shall give the Asian Administrative Agent at such Administrative Agent’s Office, (A) prior to 12:00 Noon (Hong Kong time) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of the proposed Borrowing of LIBOR Loans, and (B) prior to 12:00 Noon (Hong Kong time) at least two Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of the proposed Borrowing of ABR Loans. Each such Notice of Borrowing, except as otherwise expressly provided in Section 2.10, shall be irrevocable and shall specify (1) the aggregate principal amount of the U.S. Dollar Revolving Credit Loans to be made pursuant to such Borrowing, (2) the date of the proposed Borrowing (which shall be a Business Day), (3) whether the respective Borrowing shall consist of ABR Loans or LIBOR Revolving Credit Loans and, if LIBOR Revolving Credit Loans, the Interest Period to be initially applicable thereto. Such Administrative Agent shall promptly give a written notice (or telephonic notice promptly confirmed in writing) of each proposed U.S. Dollar Borrowing (x) if such Borrowing is requested to be made prior to the Third Amendment Effective Date, to each Initial U.S. Dollar Lender or (y) if such Borrowing is requested to be made on or after the Third Amendment Effective Date, to each U.S. Dollar Lender, in each case, of such U.S. Dollar Lender’s proportionate share thereof and of the other matters covered by the related Notice of Borrowing.

(g) by inserting a new Section 2.16 (Third Amendment Effective Date) immediately following Section 2.15 (Conversion of Malaysian Revolving Credit Facility) as follows:

2.16 Third Amendment Effective Date. On the Third Amendment Effective Date (a) each of the Initial U.S. Dollar Lenders shall assign to each Additional U.S. Dollar Lender, and each of the Additional U.S. Dollar Lenders shall purchase from each of the Initial U.S. Dollar Lenders, such interests in the Initial U.S. Dollar Lender’s U.S. Dollar Revolving Credit Loans outstanding immediately prior to the Third Amendment Effective Date in a principal amount thereof (together with accrued interest) as shall be necessary in order that, after giving effect to all such assignments and purchases, such U.S. Dollar Revolving Credit Loans will be held by all U.S. Dollar Lenders (including the Additional U.S. Dollar Lenders) ratably in accordance with their U.S. Dollar Revolving Credit Commitments as set forth on Schedule 1.1(c)-B, (b) each Additional U.S. Dollar Revolving Credit Commitment shall be deemed for all purposes a U.S. Dollar Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a U.S. Dollar Revolving Credit Loan and (c) each Additional U.S. Dollar Lender shall become a Lender with respect to its U.S. Dollar Revolving Loan Commitment and all matters relating thereto.

(h) the Schedules to the Credit Agreement are hereby amended by (i) amending the title of Schedule 1.1(c) (Commitments of Lenders) to read “Schedule 1.1(c) (Commitments of Lenders on the Closing Date)”, (ii) inserting a new Schedule 1.1(c)-A (Additional U.S. Dollar Revolving Credit Commitments of Lenders) to the Credit Agreement, in the form of Exhibit D-1 attached hereto, and a new Schedule 1.1(c)-B (U.S. Dollar Revolving Credit Commitments of Lenders) to the Credit Agreement, in the form of Exhibit D-2 attached hereto, directly following Schedule 1.1(c) (Commitments of Lenders), and (iii) inserting a new Schedule 9.14(c)-A (Post-Closing Security Documents and Other Actions II) to the Credit Agreement, in the form of Exhibit D-3 attached hereto, directly following Schedule 9.14(c) (Post-Closing Security Documents and Other Actions).

Section 3. Other Amendments. The term “Obligations” under each relevant Security Document is to be amended such that such term shall also include the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the applicable Administrative Agent or its affiliates arising from or in connection with (a) treasury, depositary, cash management services, (b) automated clearinghouse transfer of funds or (c) employee credit card programs of up to the U.S. Dollar Equivalent of $25,000,000.

Section 4. Consent to Amendments. The Administrative Agents and each Lender (including each Additional U.S. Dollar Lender) signatory to an Acknowledgment and Consent or, in the case of Additional U.S. Dollar Lenders, a Commitment Acceptance, hereby consent to each of the amendments or other supplements to the Security Documents listed on Exhibit E attached hereto, each in form and substance satisfactory to the Administrative Agents.

Section 5. Unrestricted Subsidiary Designation. The Company (a) hereby gives written notice to the Administrative Agents, pursuant to the definition of “Unrestricted Subsidiary” in Section 1.1 of the Credit Agreement, that Storage Hungary is hereby designated as an Unrestricted Subsidiary and (b) hereby represents and warrants that all requirements for such designation pursuant to the definition of “Unrestricted Subsidiary” have been met.

Section 6. Sensor IP Acknowledgement. The Company hereby acknowledges that Sensor IP is not deemed to be a Guarantor under the Credit Agreement or any other Credit Document.

Section 7. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

(a) Certain Documents. The Administrative Agents shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agents:

(i) this Amendment, duly executed by each of the Credit Parties and each of the Administrative Agents;

(ii) an Acknowledgment and Consent, duly executed by each of the Lenders that, when combined, constitute the Requisite Lenders;

(iii) a Commitment Acceptance, duly executed by each of the Additional U.S. Dollar Lenders that is not already a party to the Credit Agreement;

(iv) a certificate of the secretary, assistant secretary or other officer of each Credit Party in charge of maintaining books and records of such Credit Party certifying as to the resolutions of such Credit Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment and each document executed and delivered in connection therewith;

(v) executed legal opinions of counsels to the Credit Parties, addressed to the Administrative Agents and the Lenders (including the Additional U.S. Dollar Lenders) in form and substance and from counsels reasonably satisfactory to the Administrative Agents; and

(vi) without limiting any other clause of this Section 7, such additional documentation as set forth on the Closing Checklist in the form of Exhibit F attached hereto.

(b) Delivery of Amendments. The Administrative Agents shall have received amendments, including, without limitation, delivery of any additional Collateral pursuant thereto, to the Security Documents as contemplated by this Amendment, duly executed and delivered by the Collateral Agent, the applicable Credit Parties and any other party thereto, if any.

(c) Other Conditions Precedent. As of the Amendment Effective Date, both before and after giving effect to this Amendment and the Additional U.S. Dollar Revolving Credit Commitments, (i) the conditions precedent set forth in Sections 7.1 and 7.2 of the Credit Agreement shall have been satisfied and (ii) the Company shall be in compliance with the covenants set forth in Section 10.9 of the Credit Agreement as of the most recently ended Test Period.

(d) Payment of Fees, Costs and Expenses. The Administrative Agents shall have received payment of all fees, out-of-pocket costs and expenses, including, without limitation, all fees, out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including local counsel) for the Lenders and the Agents) in connection with this Amendment, the Credit Agreement and each other Loan Document, including as required by Section 11 hereof.

(e) Representations and Warranties. Each of the representations and warranties contained in Section 8 below shall be true and correct in all material respects.

(f) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default, shall have occurred and be continuing.

Section 8. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agents and each Lender as follows:

(a) After giving effect to this Amendment, each of the representations and warranties made by such Credit Party in the Credit Agreement or in any other Credit Document to which such Credit Party is a party is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement or such other Credit Document.

(b) The execution, delivery and performance by such Credit Party of this Amendment and all other agreements and documents to which such Credit Party is a party in connection herewith have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Credit Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Credit Party.

(c) This Amendment and all other agreements and documents executed and delivered by such Credit Party in connection herewith has been duly executed and delivered by such Credit Party, and each of this Amendment, the Credit Agreement, the Security Documents or any other Loan Document to which such Credit Party is a party, in each case, as amended hereby or pursuant to the specific amendment with respect thereto, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

(d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 9. Continuing Effect; Liens and Guarantees.

(a) Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and any other Credit Document are and shall remain in full force and effect and each of the Borrowers shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement and the Security Documents specified herein and shall not constitute an amendment of, or an indication of any Agent’s, any Lender’s or the Letter of Credit Issuer’s willingness to amend or waive, any other provisions of the Credit Agreement or any other Credit Document or the same sections of any of them for any other date or purpose.

(b) Each of the Borrowers and the Guarantors hereby consents to this Amendment, including all increases in commitments and extensions of additional credit pursuant thereto and the execution, delivery and performance of the other Credit Documents, including the amendments to the Security Documents as contemplated hereby, to be executed in connection therewith. Each of the Credit Parties hereby acknowledges and agrees that all of its obligations, including all Liens and Guarantees granted to the Secured Parties under the applicable Credit Documents, are reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after the Amendment Effective Date to secure and support the Obligations of the Borrowers and the Guarantors.

Section 10. Assignment of Outstanding Revolving Loans.

(a) On the Amendment Effective Date, subject to the satisfaction of the foregoing terms and conditions and obtaining any required approval from any Governmental Authority, (i) each of the Initial U.S. Dollar Lenders shall assign to each Additional U.S. Dollar Lender, and each of the Additional U.S. Dollar Lenders shall purchase from each of the Initial U.S. Dollar Lenders, such interests (the “Assigned Interests”) in the Initial U.S. Dollar Lender’s U.S. Dollar Revolving Credit Loans outstanding immediately prior to the Amendment Effective Date in a principal amount thereof (together with accrued interest) as shall be necessary in order that, after giving effect to all such assignments and purchases, such U.S. Dollar Revolving Credit Loans will be held by all U.S. Dollar Lenders ratably in accordance with their U.S. Dollar Revolving Credit Commitments as set forth on Schedule 1.1(c)-B, (ii) each Additional U.S. Dollar Revolving Credit Commitment shall be deemed for all purposes a U.S. Dollar Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a U.S. Dollar Revolving Credit Loan and (iii) each Additional U.S. Dollar Lender shall become a Lender with respect to its Additional U.S. Dollar Revolving Loan Commitment and all matters relating thereto.

(b) Each Initial U.S. Dollar Lender shall, by virtue of such assignment, be deemed to represent and warrant to each Additional U.S. Dollar Lender that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver, or cause to be executed and delivered on its behalf, this Amendment and to consummate the transactions contemplated hereby.

Section 11. Fees, Costs and Expenses. As provided in Section 13.5 of the Credit Agreement, the Company agrees to reimburse the Agents for all reasonable fees, out-of-pocket costs and expenses, including the reasonable fees, out-of-pocket costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

Section 12. Reference to and Effect on the Credit Documents.

(a) As of the Amendment Effective Date, each reference in the Credit Agreement and the other Credit Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this

Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Agent, any Lender or the Letter of Credit Issuer under the Credit Agreement or any Credit Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Credit Document except as and to the extent expressly set forth herein.

(d) Each Credit Party hereby confirms that the guarantees, security interests and liens granted pursuant to the Credit Documents continue to guarantee and secure the Obligations as set forth in the Credit Documents and that such guarantees, security interests and liens remain in full force and effect.

Section 13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agents of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

Section 14. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 15. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 16. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

Section 17. Malaysian Stamp Duty Declaration. For the purposes of Section 4(3) and Item 27 of the First Schedule (the “First Schedule”) to the Stamp Act 1949 of Malaysia, the Credit Agreement shall be deemed to be a principal instrument and security to secure the payment of (a) a foreign currency loan denominated in U.S. Dollars, and for which stamp duty of RM500 has been paid pursuant to Item 27(a)(ii) of the First Schedule and (b) a Ringgit loan in the aggregate principal amount of RM76,360,000/-, and for which ad valorem stamp duty has been paid in accordance with Item 27(a)(iii) of the First Schedule, and this Amendment is deemed to be a secondary instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

AVAGO TECHNOLOGIES FINANCE PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Senior Vice President, Finance and Chief Financial Officer

AVAGO TECHNOLOGIES HOLDING PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Senior Vice President, Finance, and Chief Financial Officer

AVAGO TECHNOLOGIES FINANCE S.À.R.L.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Manager

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	President and Secretary

AVAGO TECHNOLOGIES U.S. INC.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Senior Vice President, Finance, Chief Financial Officer & Secretary

AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.)

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 3]

AVAGO TECHNOLOGIES GENERAL IP (SINGAPORE) PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES ECBU IP (SINGAPORE) PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES MANUFACTURING (SINGAPORE) PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES INTERNATIONAL SALES PTE. LIMITED

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS IP (SINGAPORE) PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES ENTERPRISE IP (SINGAPORE) PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 3]

AVAGO TECHNOLOGIES FIBER IP (SINGAPORE) PTE. LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) INC.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	President and Secretary

AVAGO TECHNOLOGIES U.S. R&D INC.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS HOLDING (LABUAN) CORPORATION

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES IMAGING HOLDING (LABUAN) CORPORATION

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES FIBER HOLDING (LABUAN) CORPORATION

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES ENTERPRISE HOLDING (LABUAN) CORPORATION

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 3]

AVAGO TECHNOLOGIES STORAGE HOLDING (LABUAN) CORPORATION

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES HOLDINGS B.V.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS HOLDINGS B.V.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES MEXICO, S. DE R.L. DE C.V.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES U.K. LIMITED

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES CANADA CORPORATION

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES GMBH

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 3]

AVAGO TECHNOLOGIES JAPAN, LTD.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES ITALY S.R.L.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	Director

AVAGO TECHNOLOGIES SENSOR (U.S.A.) INC.

By:	/s/ Mercedes Johnson
	Name:	Mercedes Johnson
	Title:	President and Secretary

AVAGO TECHNOLOGIES FIBER GMBH (F/K/A EINHUNDERTSECHSUNDNEUNZIGSTE VERWALTUNGSGESELLSCHAFT DAMMTOR MBH)

By:	/s/ Christian Wolf
	Name:	Christian Wolf
	Title:	Managing Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 3]

CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent, Collateral Agent, and Lender

By:	/s/ C. P. Mahon
	Name:	C. P. Mahon
	Title:	Vice President

CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent

By:	/s/ Donny Lam
	Name:	Donny Lam
	Title:	Vice President

CITIBANK N.A., SINGAPORE BRANCH, as Lender and Letter of Credit Issuer

By:	/s/ David Wirdnam
	Name:	David Wirdnam
	Title:	Managing Director

CITIBANK BERHAD, as Lender

By:	/s/ Jacob Chia
	Name:	Jacob Chia
	Title:	Director Corporate Banking Head Penang

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 3]

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT

To:	Citicorp North America, Inc.

Global Loans Support Services

2 Penns Way, Suite 110

New Castle, Delaware 19720

Attention: Lisa Rodrigues

Citicorp International Limited

13/F, Two Harbourfront

22 Tak Funk Street

Hunghom, Kowloon,

Hong Kong

Attention: Loan Agency

Re: Avago Technologies Finance Pte. Ltd. and certain of its Subsidiaries

Reference is made to the Credit Agreement (the “Credit Agreement”) dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent, as amended. Unless otherwise specified herein, all capitalized terms used in this Acknowledgment and Consent shall have the meaning ascribed to such terms in Amendment No. 3 to the Credit Agreement or the Credit Agreement, as the context requires.

The Administrative Agents have requested that the Lenders consent to the amendments to the Credit Agreement on the terms described in Amendment No. 3 to the Credit Agreement, the form of which is attached hereto.

Pursuant to Section 13.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 3 and authorizes (a) each applicable Administrative Agent to execute and deliver Amendment No. 3 on its behalf and (b) each applicable Administrative Agent and the Collateral Agent to execute and deliver each amendment to any Credit Document contemplated by Amendment No. 3.

Very truly yours,

[Name of Lender]

By:
Name:
Title:

Dated as of October [    ], 2007

[SIGNATURE PAGE TO LENDER ACKNOWLEDGMENT AND CONSENT TO AVAGO AMENDMENT NO. 3]

EXHIBIT B

COMMITMENT ACCEPTANCE

To:	Citicorp North America, Inc.

Global Loans Support Services

2 Penns Way, Suite 110

New Castle, Delaware 19720

Attention: Lisa Rodrigues

Citicorp International Limited

13/F, Two Harbourfront

22 Tak Funk Street

Hunghom, Kowloon,

Hong Kong

Attention: Loan Agency

Avago Technologies Finance Pte. Ltd.

350 W. Trimble Rd.

San Jose, California 95123

Attention: Mercedes Johnson, Chief Financial Officer

Re: Avago Technologies Finance Pte. Ltd. and certain of its Subsidiaries

Reference is made to Amendment No. 3 (“Amendment No. 3”), dated as of October 8, 2007, to and under the Credit Agreement (the “Credit Agreement”) dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent, as amended. Unless otherwise specified herein, all capitalized terms used in this Commitment Acceptance shall have the meaning ascribed to such terms in Amendment No. 3 to the Credit Agreement or the Credit Agreement, as amended, as the context requires.

WHEREAS, pursuant to Amendment No. 3 to the Credit Agreement, the Borrowers have requested that the Additional U.S. Dollar Lenders extend credit in the form of U.S. Dollar Revolving Credit Loans to be made available to the Singaporean Borrower and the U.S. Borrowers at any time and from time to time on and after the Third Amendment Effective Date and prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $125,000,000.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants contained herein and in the Credit Agreement, as amended, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.    Representations and Warranties. The undersigned Additional U.S. Dollar Lender hereby represents and warrants the following:

(a)        it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement;

(b)        it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a U.S. Dollar Lender thereunder;

(c)        [it [is licensed to carry on a business of money lending in Singapore under] [holds a formal and valid exemption from the Singapore Registrar of Moneylenders providing for an exemption from the requirements of]1 the Moneylender Act, Chapter 188 of Singapore;

(d)        from and after the Third Amendment Effective Date, it shall be a party to the Credit Agreement and, to the extent provided in this Commitment Acceptance, have the rights and obligations of a U.S. Dollar Lender under the Credit Agreement; and

(e)        it has received a copy of the Credit Agreement, as amended, together with copies of the most recent financial statements delivered pursuant to Section 9.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Acceptance and the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender.

Section 2.    Agreements. The undersigned Additional U.S. Dollar Lender hereby agrees to the following:

(a)        it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents; and

[1]	Please revise as applicable.

(b)        it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a U.S. Dollar Lender, including, if it is a Non-U.S. Lender, its obligations pursuant to Section 5.4 of the Credit Agreement.

Section 3.    General Provisions.

(a)        From and after the Amendment Effective Date, (a) the undersigned Additional U.S. Dollar Lender shall be a party to the Credit Agreement as a U.S. Dollar Lender and have the rights and obligations of a U.S. Dollar Lender under the Credit Agreement with an Additional U.S. Dollar Revolving Credit Commitment as set forth on Schedule 1.1(c)-A (Additional U.S. Dollar Revolving Credit Commitments of Lenders) to the Credit Agreement, as amended.

(b)        This Commitment Acceptance shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Commitment Acceptance may be executed by one or more of the parties to this Commitment Acceptance on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Commitment Acceptance and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by and interpreted under the law of the state of New York.

Section 4.    Authorization. The undersigned Additional U.S. Dollar Lender hereby consents to the terms of Amendment No. 3 and authorizes (a) each applicable Administrative Agent to execute and deliver Amendment No. 3 on its behalf and (b) each applicable Administrative Agent and the Collateral Agent to execute and deliver each amendment to any Credit Document contemplated by Amendment No.3.

Very truly yours,

as an Additional U.S. Dollar Lender

By:
Name:
Title:

Dated as of October [    ], 2007

[SIGNATURE PAGE TO ADDITIONAL U.S. DOLLAR LENDER COMMITMENT ACCEPTANCE TO AVAGO AMENDMENT NO. 3]

EXHIBIT C

$1,100,000,000

CREDIT AGREEMENT

DATED AS OF DECEMBER 1, 2005

AMONG

AVAGO TECHNOLOGIES FINANCE PTE. LTD.,

AVAGO TECHNOLOGIES FINANCE S.À.R.L.,

AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD.(F/K/A JUMBO PORTFOLIO SDN.

BHD.),

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC.,

AVAGO TECHNOLOGIES U.S. INC.

AS BORROWERS

AVAGO TECHNOLOGIES HOLDING PTE. LTD.

AS HOLDINGS

AND

THE SEVERAL LENDERS

FROM TIME TO TIME PARTIES HERETO

CITICORP INTERNATIONAL LIMITED (HONG KONG),

AS ASIAN ADMINISTRATIVE AGENT

CITICORP NORTH AMERICA, INC.,

AS TRANCHE B TERM LOAN ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

CITIGROUP GLOBAL MARKETS INC.,

AS JOINT LEAD ARRANGER AND JOINT LEAD BOOKRUNNER

LEHMAN BROTHERS INC.,

AS JOINT LEAD ARRANGER, JOINT LEAD BOOKRUNNER AND SYNDICATION AGENT

CREDIT SUISSE,

AS DOCUMENTATION AGENT

OVERSEA-CHINESE BANKING CORPORATION LIMITED,

AS SINGAPOREAN MANAGING AGENT

THE ROYAL BANK OF SCOTLAND,

AS SENIOR MANAGING AGENT

Weil, Gotshal & Manges LLP

767 FIFTH AVENUE

New York, New York 10153-0119

i

(continued)

(continued)

(continued)

(continued)

v

(continued)

		Page

13.18	WAIVERS OF JURY TRIAL	163
13.19	Confidentiality	163
13.20	Citigroup Direct Website Communications	163
13.21	USA PATRIOT Act	165
13.22	Stamp Act, 1949 of Malaysia	165

SCHEDULES

Schedule 1.1(a)	Applicable Lending Office and Addresses for Notice
Schedule 1.1(b)	Mortgaged Properties
Schedule 1.1(c)	Commitments of Lenders on the Closing Date
Schedule 1.1(c)-A	Additional U.S. Dollar Revolving Credit Commitments of Lenders
Schedule 1.1(c)-B	U.S. Dollar Revolving Credit Commitments of Lenders
Schedule 1.1(d)	Excluded Subsidiaries
Schedule 6.1	Closing Date Security Documents
Schedule 8.12	Subsidiaries
Schedule 9.14(c)	Post-Closing Security Documents and Other Actions
Schedule 9.14(c)-A	Post-Closing Security Documents and Other Actions II
Schedule 10.1	Closing Date Indebtedness
Schedule 10.2	Closing Date Liens
Schedule 10.5	Closing Date Investments

EXHIBITS

Exhibit C	Form of Guarantee
Exhibit D	Form of Mortgage (Real Property)
Exhibit E	Form of Perfection Certificate
Exhibit F	Form of Pledge Agreement
Exhibit G	Form of Security Agreement
Exhibit H	Form of Letter of Credit Request
Exhibit I-1	Form of Legal Opinion of Simpson Thacher & Bartlett LLP
Exhibit I-2	Form of Legal Opinions of Singaporean and other Local Counsel
Exhibit J	Form of Closing Certificate
Exhibit K-1	Form of Assignment and Acceptance (Tranche B Term Loans)
Exhibit K-2	Form of Assignment and Acceptance (Revolving Credit Loans)
Exhibit L-1	Form of Promissory Note (Tranche B Term Loans and New Tranche B Term Loans)
Exhibit L-2	Form of Promissory Note (Revolving Credit Loans and Swingline Loans)
Exhibit M	Form of Joinder Agreement

EXHIBIT D-1

NEW SCHEDULE 1.1(C)-A

EXHIBIT D-2

NEW SCHEDULE 1.1(C)-B

EXHIBIT D-3

NEW SCHEDULE 9.14(C)-A

EXHIBIT E

LIST OF SECURITY DOCUMENTS

EXHIBIT F

CLOSING CHECKLIST